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                                                                   EXHIBIT 10.a



                                     CONSENT


We have issued our report dated June 1, 2001 (except for Note R for which the date is July 27, 2001), accompanying the consolidated financial statements of NBO, Inc. and Subsidiary for the years ended March 31, 2001 and 2000 contained in the Registration Statement on Form 10-SB. We consent to the use of the aforementioned report in the Registration Statement on Form 10-SB.



                                              /s/ GRANT THORNTON LLP

Salt Lake City, Utah
August 1, 2001